Exhibit 10.3

Execution Version

SECURITY AGREEMENT

SECURITY AGREEMENT (this “Agreement”), dated as of March 23, 2026, by and between ENLIVEX LTD., a company organized under the laws of the State of Israel (the “Company”) and LIND GLOBAL ASSET MANAGEMENT XIV LLC, a Delaware limited liability company (the “Secured Party”).

WHEREAS, the Company (a) and the Secured Party have entered into that certain Securities Purchase Agreement dated as of the date hereof (as amended and in effect from time to time, the “SPA”) and (b) issued to the Secured Party that certain Senior Secured Convertible Promissory Note dated as of the date hereof (as amended and in effect from time to time, the “Note”); and

WHEREAS, it is a condition precedent to the Secured Party agreeing to make loans or otherwise extend credit to the Company under the SPA and the Note that the Company execute and deliver to the Secured Party a security agreement in substantially the form hereof; and

WHEREAS, the Company wishes to grant security interests in favor of the Secured Party as herein provided;

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the SPA. With respect to US Matters and US Matters only (as defined below), all terms defined in the Uniform Commercial Code and used herein shall have the same definitions herein as specified therein, however, if a term is defined in Article 9 of the Uniform Commercial Code differently than in another Article of the Uniform Commercial Code, the term has the meaning specified in Article 9. In addition, the following terms shall have the following meanings:

“AMA” means the Asset Management Agreement dated as of November 20, 2025, by and among the Secured Party, the Company and Elinnovation Labs Ltd., a company organized under the laws of the State of Israel, as amended by the Joinder and First Amendment to Asset Management Agreement, dated as of March 23, 2026 and as further amended, amended and restated or otherwise modified from time to time.

“Collateral Account” means each account identified as a Collateral Account on Schedule B hereto.

“Digital Asset” means any blockchain-based digital asset, cryptocurrency or other cryptoasset, whether or not denominated in U.S. dollars or another currency or deemed to be a “security” under Section 2(a)(l) of the Securities Act, and including, without limitation, RAIN.

“Event of Default” means the occurrence of any “Event of Default” under and as defined in the Note.

“Excluded Account” means the account identified as the Excluded Account on Schedule B hereto.

“Excluded Assets” means, collectively, (a) the Excluded Account, (b) any and all Digital Assets, including all RAIN, on deposit in the Excluded Account, (c) all successor accounts and wallets and associated wallet addresses, private keys, credentials, or access rights including those in relation to the Excluded Account, and (d) any rights under agreements governing the custody or transfer of the Excluded Account from time to time, money and other property from time to time deposited therein, including, without limitation, the Excluded Account as it may have been renumbered or retitled, any and all proceeds thereof (including without limitation all interest and other sums paid thereon), and any and all general intangibles and causes in action arising therefrom or related thereto.

“Lien” means any mortgage, charge, pledge, hypothecation, security interest, assignment by way of security, lien (statutory or otherwise), encumbrance, conditional sale agreement, capital lease, financing lease, deposit arrangement, title retention agreement, and any other agreement, trust or arrangement that in substance secures payment or performance of an obligation.

“Obligations” means, collectively, (a) all debts, liabilities and obligations, present or future, direct or indirect, absolute or contingent, matured or unmatured, at any time or from time to time due or accruing due and owing by or otherwise payable by the Company to the Secured Party in any currency, under, in connection with or pursuant to any Transaction Document (including, without limitation, the SPA, the Note, any Supplemental Loan Document or this Agreement), and whether incurred by the Company alone or jointly with another or others and whether as principal, guarantor or surety and in whatever name or style and (b) all expenses, costs and charges incurred by or on behalf of the Secured Party in connection with any Transaction Document (including, without limitation, the SPA, the Note, any Supplemental Loan Document and this Agreement) or the Collateral, including all legal fees, court costs, receiver’s or agent’s remuneration and other expenses of taking possession of, repairing, protecting, insuring, preparing for disposition, realizing, collecting, selling, transferring, delivering or obtaining payment for the Collateral, and of taking, defending or participating in any action or proceeding in connection with any of the foregoing matters or otherwise in connection with the Secured Party’s interest in any Collateral, directly relating to the Secured Party’s rights under this Agreement or any other Transaction Document (including, without limitation, any enforcement of this Agreement or any other Transaction Document).

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

“RAIN” means the Digital Asset commonly referred to as “RAIN” in the cryptocurrency marketplace.

“Supplemental Loan Documents” means any other document, agreement or instrument evidencing any debt or similar obligation owing from the Company or any of its Subsidiaries to the Secured Party.

“Transaction Documents” means, collectively, the SPA, the Note, the Account Control Agreement, any Supplemental Loan Document, this Agreement or any other “Transaction Documents” as defined in the SPA, in each case as amended, supplemented, novated and/or replaced from time to time in accordance with the applicable terms thereof.

“Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if by reason of mandatory provisions of law the perfection, effect of perfection or non-perfection, or priority of a security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect in such other jurisdiction solely for purposes of the provisions of this Agreement relating to such perfection, effect of perfection or non-perfection, or priority.

“US Matters” means any matters hereunder which are not governed by Israeli law.

2. Grant of Security Interest.

2.1. Grant; Collateral Description. The Company hereby grants to the Secured Party, to secure the payment and performance in full of all of the Obligations, a security interest in and pledges and assigns to the Secured Party, by way of first-ranking specific charge and pledge ("Shiabud Spetzifi"), the following assets and rights of the Company, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the “Collateral”):

2.1.1. Each Collateral Account of the Company, and any and all Digital Assets, including all RAIN, all successor accounts and wallets and associated wallet addresses, private keys, credentials, or access rights, or any successor agreements or accounts; all general intangibles, investment property, proceeds, products, replacements, substitutions, or accessions thereto; and any rights under agreements governing the custody or transfer of such assets from time to time, money and other property from time to time deposited therein, including, without limitation, any such account as it may have been renumbered or retitled, any and all proceeds thereof (including without limitation all interest and other sums paid thereon), and any and all general intangibles and causes in action arising therefrom or related thereto;

2.1.2. All of the Company’s Books relating to any of the foregoing; and

2.1.3. Incremental tokens generated as a result of a hard fork or airdrop;

2.1.4. All of the Proceeds, whether tangible or intangible, of any of the foregoing; provided, however, that in no event shall the Collateral include any Excluded Assets.

3. Authorization to File Financing Statements. The Company hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office which the Secured Party deems necessary (I) including but not limited to the Israeli Registrar of Companies and the Israeli Registrar of Pledges, any registrations, forms and/or notices, and any amendments thereto, in each case indicating the Collateral as described herein (or describing such Collateral in substantially the same manner or with greater specificity, and (b) provide any other information required for the sufficiency or filing office acceptance of any filing, registration or amendment, including, the type of organization and any organizational identification number issued to the Company, as applicable, and (II) in any other jurisdiction any initial financing statements and amendments thereto that provide any other information required by part 5 of Article 9 of the Uniform Commercial Code for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the Company is an organization, the type of organization and any organizational identification number issued to the Company. The Company agrees to furnish any such information to the Secured Party promptly upon the Secured Party’s reasonable written request. With a prior consent in writing of the Secured Party, the Company shall file and register the security interest created by this Agreement with the Israeli Registrar of Companies and any other necessary registry and perfect such registration on the date hereof and shall deliver to the Secured Party original certificates of registration of such security interest.

4. Other Actions. Further to insure the attachment, perfection and first priority of, and the ability of the Secured Party to enforce, the Secured Party’s security interest in the Collateral, the Company agrees, at the Company’s expense, to take the following actions with respect to the following Collateral and without limitation on the Company’s other obligations contained in this Agreement, upon the request of the Secured Party and at the Secured Party’s option, to take any and all other actions as the Secured Party may determine to be necessary for the attachment, perfection and first priority of, and the ability of the Secured Party to enforce, the Secured Party’s security interest in any and all of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing registration documents or financing statements, as applicable, and amendments relating thereto under Israeli law or, of applicable, the Uniform Commercial Code, to the extent, if any, that the Company’s signature thereon is required therefor, (b) [reserved], (c) complying with any provision of any statute, regulation or treaty of Israel or the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party’s security interest in such Collateral, and (d) obtaining governmental and other third party waivers, consents and approvals, in form and substance reasonably satisfactory to the Secured Party, including any consent of any licensor, lessor or other Person obligated on Collateral.

5. Representations and Warranties Concerning the Company’s Legal Status. The Company represents and warrants to the Secured Party as follows: (a) the Company’s exact legal name is that indicated on the signature page hereof, (b) the Company is an organization of the type, and is organized in the jurisdiction, as is set forth on Schedule A, (c) the Company’s organizational identification number is as set forth on Schedule A, (d) the Company’s place of business or, if more than one, its chief executive office, as well as the Company’s mailing address, if different, is as set forth on Schedule A.

6. Covenants Concerning Company’s Legal Status. The Company covenants with the Secured Party as follows: (a) without providing at least ten (10) days’ prior written notice to the Secured Party (or such shorter period as may be agreed to in writing by the Secured Party), the Company will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if the Company does not have an organizational identification number and later obtains one, the Company will forthwith notify the Secured Party of such organizational identification number, and (c) without providing at least twenty (20) days’ prior written notice to the Secured Party (or such shorter period as may be agreed to in writing by the Secured Party), the Company will not change its type of organization, jurisdiction of organization or other legal structure without the Secured Party’s prior written consent.

7. Representations and Warranties Concerning Collateral, Etc. The Company further represents and warrants to the Secured Party that:

7.1. The Company is the owner of or has other rights in or power to transfer the Collateral of the Company, free from any right or claim of any Person or any adverse Lien, except for the security interest created by this Agreement and the other Permitted Liens.

7.2. The owner, custodian, custodian’s address, account or wallet number and amount on deposit in each Collateral Account as of the Closing Date is as set forth on Schedule B hereto.

7.3. The owner, custodian, custodian’s address, account or wallet number and amount on deposit in the Excluded Account as of the Closing Date is as set forth on Schedule B hereto.

7.4. As of the Closing Date, no more than thirty percent (30%) of the Company’s aggregate Digital Assets, including RAIN, are on deposit in the Excluded Account.

8. Covenants Concerning Collateral, Etc. The Company further covenants with the Secured Party as follows: (a) except for the security interest herein granted, the Company shall be the owner of or have other rights in the Collateral free from any right or claim of any other Person or any Lien (other than the security interest created by this Agreement and the other Permitted Liens), and the Company shall defend the same against all claims and demands of all Persons at any time claiming the same or any interests therein adverse to the Secured Party, (b) other than in favor of the Secured Party or with respect to any other Permitted Lien, the Company shall not pledge, mortgage or create, or suffer to exist any right of any Person in or claim by any person to the Collateral, or any Lien in the Collateral in favor of any Person, or become bound by a security agreement granting a security interest in any of the Collateral in favor of any Person as secured party, whether by way of specific charge, floating charge or otherwise, (c) the Company will permit the Secured Party, or its designee, to inspect the Collateral at any reasonable time, wherever located, (d) the Company will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection with this Agreement, except for such taxes, assessments, governmental charges and levies, if any, that are being contested in good faith and as to which adequate reserves have been established by the Company in accordance with GAAP, and (e) the Company will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral, or any interest therein (other than Permitted Dispositions (as defined in the Note)).

9. [Reserved].

10. Collateral Protection Expenses; Preservation of Collateral.

10.1. Expenses Incurred by Secured Party. In the Secured Party’s discretion, the Secured Party may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, and pay any necessary filing fees or insurance premiums, in each case if the Company fails to do so. The Company agrees to reimburse the Secured Party on demand for all expenditures so made. The Secured Party shall have no obligation to the Company to make any such expenditures, nor shall the making thereof be construed as a waiver or cure of any Event of Default.

10.2. Secured Party’s Obligations and Duties. Anything herein to the contrary notwithstanding, the Company shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by the Company thereunder. The Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party be obligated in any manner to perform any of the obligations of the Company under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Secured Party or to which the Secured Party may be entitled at any time or times. The Secured Party’s sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Israeli law or under §9-207 of the Uniform Commercial Code, shall be to deal with such Collateral in the same manner as the Secured Party deals with similar property for its own account.

11. [Reserved].

12. Release of Security Interest.

12.1. Release Upon Payment in Full. Upon the indefeasible payment in full in cash of all Obligations (other than contingent indemnification obligations for which no claim has been asserted), and termination of any commitment of the Secured Party to extend credit, the security interests granted pursuant to this Agreement shall automatically terminate and the Secured Party shall promptly (and in any event within five (5) Business Days) execute and deliver to the Company such releases and termination statements as the Company may reasonably request to evidence the release of the Collateral, including termination statements with respect to any financing statements filed by or on behalf of the Secured Party.

12.2. Release of Liens. At the request and expense of the Company, the Secured Party shall execute and deliver such documents and take such other actions as the Company may reasonably request to evidence the release of the Secured Party’s security interest in any Collateral released pursuant to this Section.

13. Power of Attorney.

13.1. Appointment and Powers of Secured Party. The Company hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Company or in the Secured Party’s own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Company, without notice to or assent by the Company, to do the following:

(a) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with Israeli law or, solely if applicable, the Uniform Commercial Code and as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Company’s expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary or useful to protect, preserve or realize upon the Collateral and the Secured Party’s security interest therein, in order to effect the intent of this Agreement, all no less fully and effectively as the Company might do, including (i) upon written notice to the Company, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Secured Party so elects, with a view to causing the liquidation of assets of the issuer of any such securities and (ii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

(b) to the extent that the Company’s authorization given in §3 is not sufficient, to file such registrations and/or financing statements with respect hereto, with or without the Company’s signature, or a photocopy of this Agreement in substitution for a registration and/or financing statement, as the Secured Party may deem appropriate and to execute in the Company’s name such registrations and/or financing statements and amendments thereto and additional forms, filings and/or continuation statements which may require the Company’s signature.

13.2. Ratification by Company. To the extent permitted by Law, the Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.

13.3. No Duty on Secured Party. The powers conferred on the Secured Party hereunder are solely to protect the interests of the Secured Party in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers. The Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Company for any act or failure to act, except for the Secured Party’s own gross negligence or willful misconduct.

14. Rights and Remedies. If an Event of Default shall have occurred and be continuing, the Secured Party, without any other notice to or demand upon the Company, shall have, in addition to all other rights and remedies, the rights and remedies of a secured party under Israeli law or, if applicable, the Uniform Commercial Code, and any additional rights and remedies as may be provided to a secured party in any jurisdiction in which Collateral is located, including the right to take possession of the Collateral. The Secured Party shall have those rights and remedies, including the directing the disposition of Collateral, as described in the AMA, and the Company shall promptly provide all necessary or useful cooperation to the Secured Party in its exercise of such rights. The Secured Party may in its discretion require the Company to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Company’s principal office(s) or at such other locations as the Secured Party may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party shall give to the Company at least ten (10) Business Days’ prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Company hereby acknowledges that ten (10) Business Days’ prior written notice of such sale or sales shall be reasonable notice. In addition, the Company waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Secured Party’s rights and remedies hereunder, including its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto. The Company shall at all times maintain each Collateral Account in its current configuration on the Fireblocks platform, including without limitation the multi-signature authorization requirements applicable thereto, and shall not modify, alter or reconfigure the signing policies, authorization requirements or access controls applicable to any Collateral Account without the prior written consent of the Secured Party. The Company shall take all actions necessary to ensure that the Secured Party remains a required signatory on all transactions from the Collateral Accounts at all times during the term of this Agreement.

15. Standards for Exercising Rights and Remedies. To the extent that applicable Law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, the Company acknowledges and agrees that it is not commercially unreasonable for the Secured Party (a) to fail to incur expenses reasonably deemed significant by the Secured Party to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other Law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other Persons obligated on Collateral or to fail to remove Liens on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other Persons obligated on the Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of the Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other Persons, whether or not in the same business as the Company, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of the Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of the Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure the Secured Party against risks of loss, collection or disposition of the Collateral or to provide to the Secured Party a guaranteed return from the collection or disposition of such Collateral, or (l) to the extent deemed appropriate by the Secured Party, to obtain the services of brokers, investment bankers, consultants and other professionals to assist the Secured Party in the collection or disposition of any of the Collateral. The Company acknowledges that the purpose of this §15 is to provide non-exhaustive indications of what actions or omissions by the Secured Party would fulfill the Secured Party’s duties under Israeli law or, where applicable, the Uniform Commercial Code in the Secured Party’s exercise of remedies against the Collateral and that other actions or omissions by the Secured Party shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this §15. Without limitation upon the foregoing, nothing contained in this §15 shall be construed to grant any rights to the Company or to impose any duties on the Secured Party that would not have been granted or imposed by this Agreement or by applicable Law in the absence of this §15.

16. No Waiver by Secured Party, etc. The Secured Party shall not be deemed to have waived any of its rights and remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Secured Party with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Secured Party deems expedient.

17. Suretyship Waivers by Company. The Company waives, to the maximum extent permitted by applicable Law, demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Company assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any such Collateral, to the addition or release of any party or Person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable. The Secured Party shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in §10.2. The Company further waives any and all other suretyship defenses.

18. Marshaling. The Secured Party shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights and remedies of the Secured Party hereunder and of the Secured Party in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any Law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Secured Party’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Company hereby irrevocably waives the benefits of all such Laws.

19. Proceeds of Dispositions; Expenses. The Company shall pay to the Secured Party upon written demand amounts equal to any and all reasonable and documented expenses, including, without limitation, attorneys’ fees and disbursements, incurred or paid by the Secured Party in protecting or preserving the Secured Party’s rights and remedies under or in respect of any of the Obligations or any of the Collateral and any such expenses actually incurred in releasing any security interest granted hereunder and, in addition, the Company shall pay to the Secured Party on demand amounts equal to any and all reasonable and documented expenses, including attorneys’ fees and disbursements, incurred or paid by the Secured Party in enforcing the Secured Party’s rights and remedies under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as is provided in the SPA, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Israeli law and, where applicable, Sections 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code, any excess shall be returned to the Company. In the absence of final payment and satisfaction in full of all of the Obligations, the Company shall remain liable for any deficiency.

20. Overdue Amounts. Until paid, all amounts due and payable by the Company hereunder shall be a debt secured by the Collateral and shall bear, from and after the occurrence and during the continuance of any Event of Default, interest at the Default Interest rate in accordance with the terms of the Note.

21. Governing Law; Consent to Jurisdiction.

21.1. except as provided in Section 21.2: (i) This Agreement IS A contract UNDER the laws of the state of ISRAEL and shall for all purposes be construed in accordance with and governed by the laws of SAID state of ISRAEL; (ii) EACH OF THE Company and THE SECURED PARTY agreeS that any suit for the enforcement of this agreement or any other action brought by SUCH PERSON arising hereunder or in any way related to this agreement SHALL BE BROUGHT IN THE COURTS OF THE STATE OF ISRAEL LOCATED IN TEL AVIV-YAFO AND CONSENTS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS; AND (III) EACH OF THE Company AND THE SECURED PARTY hereby waiveS any objection that it may now or hereafter have to the venue of any suit BROUGHT IN the state of ISRAEL or any court SITTING THEREIN or that A suit BROUGHT THEREIN is brought in an inconvenient court.

21.2. SOLELY WITH RESPECT TO US MATTERS: (I) This Agreement shall be governed by and construed in accordance with the Laws of the State of New York, without reference to principles of conflict of laws or choice of laws that would result in the application of the law of any jurisdiction other than those of the State of New York; (II) Any action, proceeding or claim arising out of, or relating in any way to this Agreement shall be brought and enforced in the state or federal courts located in The City of New York, Borough of Manhattan, State of New York; (III) The Company and the SECURED PARTY irrevocably submit to the jurisdiction of such courts, which jurisdiction shall be exclusive, and hereby waive any objection to such exclusive jurisdiction or that such courts represent an inconvenient forum; and (IV) Each party hereto agrees that it may be served with legal process in the State of New York at the following address: (a) for the SECURED PARTY, c/o The Lind Partners LLC, 444 Madison Avenue, Floor 41, New York, NY 10022 and (b) for the Company, c/o Cogency Global Inc., 122 East 42nd Street, 18th Floor, New York, NY 10168.

22. Waiver of Jury Trial. EACH OF THE COMPANY AND THE SECURED PARTY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OR ENFORCEMENT OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by Law, each of the Company and the Secured Party waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each of the Company and the Secured Party (a) certifies that neither it nor any of its representatives, agents or attorneys have represented, expressly or otherwise, that it would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement and (b) acknowledges that, in entering into this Agreement and any other Transaction Document to which it is a party, it is relying upon, among other things, the waivers and certifications contained in this §22.

23. Notices. All notices, requests and other communications hereunder shall be made in the manner set forth in the SPA.

24. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of the Secured Party and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Company acknowledges receipt of a copy of this Agreement. The parties agree to electronic contracting and signatures with respect to this Agreement. Delivery of an electronic signature to, or a signed copy of, this Agreement by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. The words “execution”, “execute”, “signed”, “signature”, and words of like import in or related to any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including Israeli law and the US Federal Electronic Signatures in Global and National Commerce Act. Notwithstanding the foregoing, if the Secured Party shall request manually signed counterpart signatures to this Agreement, the Company hereby agrees to use its reasonable endeavors to provide such manually signed signature pages as soon as reasonably practicable.

[Signature pages to follow]

IN WITNESS WHEREOF, intending to be legally bound, the Company has caused this Agreement to be duly executed as of the date first above written.

ENLIVEX LTD.

By:	/s/ Oren Hershkovitz
Name:	Oren Hershkovitz
Title:	Chief Executive Officer

Accepted:

LIND GLOBAL ASSET
MANAGEMENT XIV LLC

By:	/s/ Jeff Easton
Name:	Jeff Easton
Title:	Authorized Signatory

SCHEDULE A

NAME; JURISDICTION; CHIEF EXECUTIVE OFFICE; TAX IDENTIFICATION
NUMBERS AND ORGANIZATIONAL NUMBERS

SCHEDULE B

ACCOUNT INFORMATION